                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [ ]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           HANOVER COMPRESSOR COMPANY
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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To:               Shareholders of Hanover Compressor Company
Re:               April 21, 1999 Proxy Statement
Dated:            May 5, 1999

     A PRINTER'S ERROR WAS NOTED IN THE PROXY STATEMENT AFTER THE MAILING LAST WEEK. THE CORRECT EXERCISE PRICE PER SHARE OF THE OPTIONS LISTED IN THE "OPTION GRANTS IN 1998" TABLE ON PAGE 7 OF THE PROXY STATEMENT IS $19.50. THE $9.50 AMOUNT IS INCORRECT. THE EDGAR VERSION OF THE PROXY FILED WITH THE SECURITIES EXCHANGE COMMISSION REFLECTS THE CORRECT EXERCISE PRICE.

     WE APOLOGIZE FOR ANY CONFUSION THIS MAY HAVE CAUSED. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT CURTIS BEDRICH AT 218/447-8787.